Other Income and Expenses Net - Other Income and Expenses Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Other Income and Expenses [Abstract]
Public funding	$ 201	$ 177	$ 162
Start-up and phase-out costs	(134)	(13)	0
Exchange gain (loss), net	5	15	7
Patent costs	(12)	(8)	(10)
Gain on sale of non-current assets	6	2	5
COVID-19 incremental costs	0	(10)	(19)
Other, net	(11)	(4)	(4)
Total	$ 55	$ 159	$ 141